Exhibit 99.1

Permian Basin Royalty Trust

PERMIAN BASIN ROYALTY TRUST ANNOUNCES RECORD DATE AND MEETING DATE FOR SPECIAL MEETING TO CONSIDER SOFTVEST PROPOSALS

DALLAS, Texas, October 23, 2026 – Argent Trust Company, as trustee (“Trustee”) of the Permian Basin Royalty Trust (NYSE: PBT) (“Permian” or the “Trust”), today announced that it has received a request from SoftVest Advisors, LLC (“SoftVest”), together with other holders of units of beneficial interest (“Units”) who collectively with SoftVest own more than 15% of the outstanding Units of the Trust, to call a special meeting (“Special Meeting”) of the Trust’s Unit holders to be held on November 23, 2026, with a record date of October 13, 2026. The purpose of the Special Meeting requested by the Unit holders is to present for a vote by the Trust’s Unit holders (i) a proposal to approve and adopt the terms of an amendment to the Trust Indenture to effect the Business Combination pursuant to the Combination Agreement (as set forth in the proxy statement / prospectus included in the Form S-4 filed with the Securities and Exchange Commission by PBT Land and Minerals, Inc. (“New PBT”), SoftVest, SoftVest, L.P., SoftVest GP I, LLC, and Eric L. Oliver (the “Participants”) and declared effective on October 23, 2026, (ii) a proposal to approve and adopt the terms of the PBT Land and Minerals, Inc. Omnibus Incentive Plan, and (iii) a proposal to authorize an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the aforementioned proposals. In accordance with the terms of the Trust’s Indenture, the Trustee intends to call the Special Meeting. Additional details regarding the Special Meeting will be set forth in the Trustee’s notice of special meeting to be mailed to Unit holders beginning on October 23, 2026, and are also set forth in the Form S-4.

Neither the Trust, nor the Trustee is a party to the Combination Agreement, nor is the Trust or the Trustee soliciting proxies or participating in any offering of securities. The Trustee is not making any recommendation to Trust unitholders as to how to vote with respect to the transaction. The Trust is issuing this press release solely for informational purposes for Trust unitholders. Unitholders are encouraged to read the Form S-4 and the Form S-1 filed by New PBT and declared effective on October 23, 2026 in their entirety and other materials filed with the Securities and Exchange Commission by New PBT and SoftVest for additional information.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is not a proxy solicitation. None of the Trust, the Trustee, or its officers or directors, are soliciting proxies in connection with any special meeting of Trust unitholders and are not participants in any solicitation of proxies by the Participants and/or other unitholders in connection with any special meeting. The Trust and the Trustee are not making any offering of securities. The Trustee and the Trust are making this communication for informational purposes only and do not intend to file a proxy statement or registration statement with respect to the proposed transaction.

New PBT has filed (i) a registration statement on Form S-4, which includes a proxy statement relating to a meeting of Trust unitholders and a prospectus of New PBT, and (ii) a Form S-1 registering securities of New PBT with respect to a rights offering with the Securities and Exchange Commission. Unitholders and other investors are strongly encouraged to read the Form S-4, including the proxy statement/prospectus, the Form S-1, any amendments to the Form S-4 and/or Form S-1, and any other documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Unitholders may obtain a free copy of any Form S-4, proxy statement/prospectus, Form S-1, and any amendments and documents that New PBT or SoftVest files with the SEC from the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Any statements in this press release about future events or conditions, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Trust’s actual results to differ materially from the results the Trustee anticipates include, but are not limited to the factors described in Part I, Item 1A, “Risk Factors” of the Trust’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2025, and Part II, Item 1A, “Risk Factors” of subsequently filed Quarterly Reports on Form 10-Q, as well as factors related to actions by SoftVest or other unitholders, New PBT, Blackbeard, or other third parties, including courts, that are not within the control of the Trust or the Trustee.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this press release represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

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Contact: Nancy Willis, Director of Royalty Trust Services, Argent Trust Company, Trustee, Toll Free – 1.855.588.7839